CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent  public  accountants,  we hereby consent to the  incorporation by reference  in this  registration  statement  of our report  dated July 26, 2001, included in Datatec  Systems,  Inc.  Form 10-K for the year ended April 30, 2001 and to all references to our Firm included in this registration statement.

                                        /s/ Arthur Andersen LLP
                                        -----------------------
                                        Arthur Andersen LLP

Roseland, New Jersey
October 8, 2001